SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2012

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 6, 2012, the Board of Directors of FTI Consulting, Inc. (“FTI Consulting”) authorized a $250 million stock repurchase program to be executed over two years from the authorization date.

The specific timing and amount of repurchases will be determined by FTI Consulting’s management, in its discretion, and will vary based on market conditions, securities law limitations and other factors. The repurchases will be made using cash resources, and the program may be suspended or discontinued at any time without prior notice. The stock purchases may be made, from time to time, through a variety of methods including open market purchases, privately negotiated transactions and accelerated stock buyback agreements.

FTI Consulting issued a press release on June 7, 2012 announcing the stock repurchase program. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements, without limitation, regarding plans for stock repurchases. When used herein, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s plans will be achieved. Factors that could cause changes to our plans include risks described under the heading “Item 1A Risk Factors” in FTI Consulting’s most recent Form 10-K and in FTI Consulting’s other filings with the Securities and Exchange Commission. FTI Consulting is under no duty to update any of the forward-looking statements to conform such statements to actual results or events and does not intend to do so.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release dated June 7, 2012 of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 8, 2012	By:	/S/ ERIC B. MILLER
Eric B. Miller
Executive Vice President, General Counsel and Chief Risk Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 7, 2012 of FTI Consulting, Inc.

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